Supplement dated January 19, 2012 to the MTB Managed Allocation Fund – Moderate Growth II

Prospectus dated April 30, 2011

On May 16, 2011, M&T Bank Corporation (“M&T”), the parent company of Wilmington Trust Investment Advisors, Inc. (“WTIA”, formerly MTB Investment Advisors, Inc.), the investment advisor to the MTB Group of Funds (the “MTB Trust”) and the MTB Managed Allocation Fund – Moderate Growth II, a separate series of the MTB Trust (the “MTB Fund”), and MTB One, Inc., a wholly-owned subsidiary of M&T, acquired Wilmington Trust Corporation (“Wilmington Trust”). Wilmington Trust was the parent company of Rodney Square Management Corporation (“RSMC”) and Wilmington Trust Investment Management, LLC (“WTIM”), the investment advisor and sub-advisor of the funds within the WT Mutual Fund (the “WT Trust”). As a result of M&T’s acquisition of Wilmington Trust, it is anticipated that the series of the WT Trust will be merged into the MTB Trust (the “Reorganization”), subject to the approval of the shareholders at a meeting of shareholders on or about February 21, 2012. The Reorganization is expected to take place on or about March 9, 2012.

As described more fully below, in connection with M&T’s acquisition of Wilmington Trust, the following changes are expected to take place with the approval of the Board of Trustees of the MTB Trust (the “Board”): (i) the renaming of the MTB Fund; (ii) the appointment of RSMC as the investment advisor to the MTB Fund; and (iii) a new Transfer Agency Agreement for the MTB Trust;

1. Renaming of the MTB Fund

On or about the date of the Reorganization, the MTB Trust name will change from MTB Group of Funds to

Wilmington Funds and the Fund will be renamed as follows:

Current Fund Name/Series	New Fund Name/Series
MTB Managed Allocation Fund – Moderate Growth II	Wilmington Managed Allocation Fund – Moderate Growth II

While the MTB Fund’s name will change, the MTB Fund’s investment goals and strategies will remain the same, except as otherwise disclosed to shareholders.

Accordingly, as of the Reorganization, all references in the Prospectus to the MTB Group of Funds are hereby deleted and replaced with references to Wilmington Funds and all references to the current Fund name are hereby deleted and replaced with the new Fund name listed above.

2. Approval of RSMC as Investment Advisor to the MTB Funds

On or about the date of the Reorganization and subject to the approval of shareholders of the MTB Fund, RSMC will serve as investment advisor to all of the MTB Funds and WTIA will serve as a sub-advisor for all of the MTB Funds. The Board has approved the scheduling of a shareholder meeting for that purpose on or about March 2, 2012, and shareholders of the MTB Fund as of the record date of January 6, 2012, will receive proxy solicitation materials providing them with information about the proposed changes. The amounts of the investment advisory fees that are paid by the MTB Funds are not expected to change.

3. Renaming of MTBIA and RSMC

Effective January 10, 2012, MTB Investment Advisors, Inc. has been renamed “Wilmington Trust Investment Advisors, Inc.” and on or about the Reorganization, RSMC will be renamed “Wilmington Funds Management Corporation.”

Accordingly, effective on or about January 10, 2012, all references to MTBIA are hereby deleted and replaced with references to Wilmington Trust Investment Advisors, Inc. and on or about the Reorganization, all references to RSMC are hereby deleted and replaced with Wilmington Funds Management Corporation.

4. New Transfer Agency Agreement

Effective on or about February 17, 2012, BNY Mellon Investment Servicing (US) Inc. will replace ALPS Fund Services, Inc. as the MTB Funds’ transfer agent.

(a) Effective on or about February 17, 2012, the following amends and replaces information in the “Account and Share Information – Shareholder Services Plan” section on page 17 of the Prospectus:

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Fund and administered by BNYM, the Fund may pay up to 0.10% of the average daily net assets of the Fund to financial intermediaries (which may include BNYM, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T Securities, Inc. (M&T), an affiliate of the Advisor, has entered into a Shareholder Services Agreement with BNYM, under which it is entitled to receive up to 0.10% of the average daily net assets of the Fund’s shares for whom M&T provide shareholder services to. The Fund may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. This fee is paid primarily to the life insurance companies whose separate accounts invest in the Fund. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

(b) Effective February 17, 2012, the following amends and replaces information in the second paragraph, in the “Account and Share Information – Householding Policy” section on page 18 of the Prospectus:

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of household mailings, please contact Shareholder Services at 1-800-836-2211, or write to MTB Group of Funds, P.O. Box 9828, Providence, RI 02940.

Please keep this Supplement for future reference.

Supplement dated January 19, 2012 to the MTB Managed Allocation Fund – Moderate Growth II

Statement of Additional Information (“SAI”) dated April 30, 2011

Effective on or about February 17, 2012, BNY Mellon Investment Servicing (US) Inc. will replace ALPS Fund Services, Inc. as the MTB Funds’ transfer agent.

(a) Effective on or about February 17, 2012, the following amends and replaces information in the last sentence of the “Co-Administrators, Transfer Agent and Dividend Disbursing Agent” section on page 30 of the SAI:

BNY Mellon Investment Servicing (US) Inc., a registered transfer agent, serves as transfer and dividend disbursing agent to the MTB Trust, and receives a separate fee from the Funds for these transfer agency services.

(b) Effective on or about February 17, 2012, the following amends and replaces information in the “Co-Administrator, Accountant and Custodian” section on page 36 of the SAI:

Co-Administrator, Accountant, Custodian, Transfer Agent and Dividend Disbursing Agent

BNY Mellon Investment Servicing (US) Inc.

101 Barclay Street

New York, NY 10286

(c) Effective on or about February 17, 2012, the following amends and replaces information in the “Appendix – Transfer Agent” section on page 37 of the SAI:

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Please keep this Supplement for future reference.